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As filed with the Securities and Exchange Commission on October 16, 1997.
                                             Registration No.
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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

               For registration of certain classes of securities
                    pursuant to section 12(b) or (g) of the
                        Securities Exchange Act of 1934

COTTON VALLEY RESOURCES CORPORATION
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(Exact name of registrant as specified in its charter)

Ontario, Canada                                        98-0164357
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(State or incorporation                                (I.R.S. Employer
  or organization)                                      Identification No.)

8350 N. Central Expressway, Suite M2030 Dallas, TX                75206
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(Address of principal executive offices)                         (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

        Title of each class                   Name of each exchange on which
        to be so registered                   each class is to be registered

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Common Stock without par value              American Stock Exchange
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If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A(c(1), please check the following box. [X]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under Securities Act of 1933, pursuant to General instruction A(c(2), please check the following box. [ ]

      Securities to be registered pursuant to Section 12(g) of the Act:


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                                (Title of class)

        --------------------------------------------------------------
                                (Title of class)
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ITEM 1. Description of Registrant's Securities to be Registered.

        The information required is contained in Item 14 of Form 20-F and in
Exhibit 4 to the Form 10-KSB for the period ending June 30, 1997 and is incorporated herein by reference:

ITEM 2. Exhibits

        The following exhibits are filed with the copies of this registration statement filed with the American Stock Exchange and are not filed and are not incorporated by reference with copies of this registration statement filed with the Securities and Exchange Commission.

        1.1     Registration Statement filed on Form 20-F

        2.0     Form 10-QSB for the period ended March 31, 1997
        3.1     Form 10-KSB for the period ended June 30, 1997
        4.1     Articles of Amalgamation
        4.2     By-laws
        5.1**   Specimen common stock certificate




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*       Filed herewith
**      To be filed on amendment

                                  SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)  Cotton Valley Resources Corporation
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Date  October 15, 1997
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By
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        * Print name and title of the signing officer under his signature.

        s/Eugene A. Soltero
        Chairman of the Board
        Chief Executive Officer
        (Principal Executive Officer)